PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

NORTHERN ENGAGE360™ FUND

SUPPLEMENT DATED MAY 15, 2020 TO

PROSPECTUS AND SAI DATED JULY 31, 2019, AS SUPPLEMENTED

The Board of Trustees of Northern Funds has approved the termination of Segall Bryant & Hamill, LLC (“SBH”) as a sub-adviser to the Northern Engage360™ Fund (the “Fund”), effective on May 15, 2020. Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will reallocate assets managed by the terminated sub-adviser among the remaining sub-advisers of the Fund on or about May 28, 2020. During this transition period, NTI will manage the portions of the Fund previously managed by the terminated sub-adviser. All references in the Prospectus and SAI to SBH are hereby deleted.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT ENGAGE (5/20)